UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 21, 2006
WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	333-137038 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The Registrant hereby furnishes its December 21, 2006 press release announcing the completion of its initial public offering including 345,000 shares pursuant to the exercise in full of the underwriter’s over-allotment option, which is attached hereto as Exhibit 99.1 and incorporated herein by reference
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     99.1 Press Release: WSB Financial Group, Inc. Completes Initial Public Offering

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB Financial Group, Inc.
(Registrant)
December 21, 2006	/s/ DAVID K. JOHNSON
(Date)	David K. Johnson
Chief Financial Officer

Exhibit Index
     99.1 Press Release dated December 21, 2006